Small Company Fund

                                   PROSPECTUS
                                  March 1, 1999

================================================================================

PROSPECTUS

                      The 59 Wall Street Small Company Fund
                   21 Milk Street, Boston, Massachusetts 02109

================================================================================

      The Small Company Fund is a separate portfolio of The 59 Wall Street Fund, Inc. Shares of the Fund are offered by this Prospectus. The Fund is designed to enable investors to participate in the opportunities available in the smaller capitalization segment of the U.S. equity market.

      The Fund invests all of its assets in the U.S.  Small  Company  Portfolio.
Brown Brothers Harriman & Co. is the Investment Adviser for the Portfolio. Shares of the Fund are offered at net asset value without a sales charge.

--------------------------------------------------------------------------------

     Neither The Securities And Exchange Commission Nor Any State Securities
      Commission Has Approved Or Disapproved Of These Securities Or Passed Upon The Adequacy Or Accuracy Of This Prospectus. Any Representation
                     To The Contrary Is A Criminal Offense.

--------------------------------------------------------------------------------

                  The date of this Prospectus is March 1, 1999.

                                TABLE OF CONTENTS
                                                                          Page
                                                                        --------
Investment Objective and Strategies ..................................      3
Principal Risk Factors ...............................................      3
Fund Performance .....................................................      4
Fees and Expenses of the Fund ........................................      5
Investment Adviser ...................................................      6
Shareholder Information ..............................................      6
Financial Highlights .................................................      9
Additional Investment Information ....................................     10

INVESTMENT OBJECTIVE AND STRATEGIES
================================================================================

      The investment objective of the Fund and the Portfolio is to provide investors with long-term maximization of total return, primarily through capital appreciation.

      Under normal circumstances the Investment Adviser fully invests the assets of the Portfolio in equity securities of small companies, consisting primarily of common stocks listed on securities exchanges or traded in the over-the-counter market in the United States. Although the Investment Adviser expects to invest the assets of the Portfolio primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, trust or limited partnership interests, rights and warrants.

      The Investment Adviser currently focuses on approximately 1,000 companies which have a stock market capitalization of less than $3.5 billion and more than $490 million. The common stocks of these companies represent approximately 6% of the market value of U.S. equities and have a total market value of over $750 billion. Although much smaller in capitalization than the companies in the Standard & Poor's 500 Index, the equity securities of these companies generally offer sufficient liquidity for use in the Portfolio.

      The Investment Adviser screens this stock universe of approximately 1,000 companies on an ongoing basis and ranks the stocks in the universe on the basis of a proprietary quantitative model utilizing various bottom-up fundamental and valuation criteria. The ranking of securities according to this model is the basis for constructing and changing the composition of the securities held by the Portfolio. This computerized quantitative approach enables the Portfolio to have a highly diversified portfolio, typically with securities of about 100 companies, thereby reducing specific company risk and permitting many sectors of the U.S. economy to be represented. The Portfolio purchases both growth and value stocks which result in a blended investment style.

      Solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased and futures contracts on stock indexes may be entered into for the Portfolio.

PRINCIPAL RISK FACTORS
================================================================================

      The principal risks of investing in the Fund and the Portfolio and the circumstances reasonably likely to adversely affect an investment are described below. As with any fund other than a money market mutual fund, the share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

      The principal risks of investing in the Fund are:

o  Market Risk:

      This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

o  Small Company Investment Risk:

      Investing in equity securities of small companies involves risks not typically associated with investing in comparable securities of large companies. The Investment Adviser invests the assets of the Portfolio in companies which may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of small companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Portfolio's investments can experience unexpected sharp declines in their market prices. Therefore, shares of the Fund may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

      Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

FUND PERFORMANCE
================================================================================

      The chart and table below give an indication of the Fund's risks and performance. The chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance.

      When you consider this information, please remember that the Fund's performance in past years is not necessarily an indication of how the Fund will do in the future.

Total Return (% per calendar year)

[The following information was depicted as a bar chart in the printed material]

       1992      1993       1994       1995      1996      1997       1998
      -----     -----     ------      -----     -----     -----     ------
      10.64     12.19     (10.49)     21.95     19.11     19.85     (10.58)

--------------------------------------------------------------------------------
Highest and Lowest Return
(Quarterly 1992-1998)
--------------------------------------------------------------------------------
                                                 Return           Quarter Ending

Highest                                          17.64%              12/31/92

Lowest                                          (24.97)%              9/30/98

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 1998)
--------------------------------------------------------------------------------
                               1 Year            5 Years          Life of Fund
                                                                 (Since 4/23/91)

Small Company Fund             (10.58)%           6.86%                8.63%

Russell 2000                    (2.64)%          11.84%               13.96%
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
================================================================================

      The table below describes the fees and expenses(1) that an investor may pay if that investor buys and holds shares of the Fund.

                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)

Maximum Sales Charge (Load)
Imposed on Purchases...................................................     None

Maximum Deferred Sales Charge (Load)...................................     None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends........................................     None

Redemption Fee.........................................................     None

Exchange Fee...........................................................     None

                         ANNUAL FUND OPERATING EXPENSES
                  (Expenses that are deducted from Fund assets
                     as a percentage of average net assets)

Management Fees ...........................................                0.65%

Distribution (12b-1) Fees .................................                 None

Other Expenses
  Administration Fee ......................................     0.16%
  Shareholder Servicing/Eligible Institution Fee ..........     0.25
  Other Expenses ..........................................     0.35        0.76
                                                                ----        ----

Total Annual Fund Operating Expenses ......................                1.41%
                                                                           =====

------------
(1) The expenses shown for the Fund include the expenses of the Portfolio.

                                     EXAMPLE

      This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs and the return on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

             1  year............................................    $  144
             3 years............................................    $  446
             5 years............................................    $  771
            10 years............................................    $1,691

The table and example above reflect the expenses of both the Fund and the Portfolio.

INVESTMENT ADVISER
================================================================================

      The Investment Adviser to the Portfolio is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

      The Investment Adviser provides investment advice and portfolio management services to the Portfolio. Subject to the general supervision of the Trustees of the Portfolio, the Investment Adviser makes the day-to-day investment decisions for the Portfolio, places the purchase and sale orders for the portfolio transactions of the Portfolio, and generally manages the Portfolio's investments. The Investment Adviser also analyzes economic trends and identifies stocks appropriate for investment in the Fund. Investment decisions are the result of a disciplined process which systematically evaluates future growth expectations and asset valuations in relation to prevailing price levels. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 1998, it managed total assets of approximately $32 billion.

      A team of individuals manages the Portfolio on a day-to-day basis. This team includes Mr. John A. Nielsen, Mr. Jeffrey A. Schoenfeld, Mr. George H. Boyd and Mr. Paul R. Lenz. Mr. Nielsen holds a B.A. from Bucknell University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1968. Mr. Schoenfeld holds a B.S. from the University of California, Berkeley and a M.B.A. from the University of Pennsylvania. He joined Brown Brothers Harriman & Co. in 1984. Mr. Boyd holds a B.A. from Colgate University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1991. Mr. Lenz holds a B.S. from The State University of New York, Stony Brook, M.S. from the University of Oregon and a Ph.D. from the University of Wisconsin, Madison. He joined Brown Brothers Harriman & Co. in 1996. Prior to working for Brown Brothers Harriman & Co., he worked for Arco Investment Management Company.

      As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Investment Adviser under the Investment Advisory Agreement, the Portfolio pays the Investment Adviser an annual fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Portfolio.

SHAREHOLDER INFORMATION
===============================================================================

                                 NET ASSET VALUE

      The 59 Wall Street Fund, Inc. (The"Corporation") determines the Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

      The Portfolio values its assets on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Portfolio's Trustees.

                               PURCHASE OF SHARES

      The Corporation offers shares of the Fund on a continuous basis at its net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order and acceptable payment for such order prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined on that same day. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

      An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Currently, such minimum purchase requirements range from $500 to $5,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Brown Brothers Harriman & Co., the Fund's Shareholder
Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. The Shareholder Servicing Agent has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.


                              REDEMPTION OF SHARES

      If the Corporation receives a redemption request prior to the net asset value determination on that day, the Corporation will execute such a redemption at the net asset value per share then determined. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

      Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

      Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request in good order to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions by the Corporation

      The Shareholder Servicing Agent has established a minimum account size of $25,000, which may be amended from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation may redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size, each of which is currently lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

      Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      The Corporation has reserved the right to pay the amount of a redemption from the Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from the Fund.

      The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

                           DIVIDENDS AND DISTRIBUTIONS

      The Corporation declares and pays to shareholders substantially all of the Fund's net income and realized net short-term capital gains annually as a dividend, and substantially all of the Fund's realized net long-term capital gains annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date. The Fund's net income and realized net capital gains include the Fund's pro rata share of the Portfolio's net income and realized net capital gains.

      Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement.

      Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

                                      TAXES

      Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Portfolio holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

                                Foreign Investors

      The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.

FINANCIAL HIGHLIGHTS
================================================================================

      The financial highlights table is intended to help an investor understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                           For the years ended October 31
                                                   ---------------------------------------------
                                                   1998      1997      1996      1995      1994
                                                   ----      ----      ----      ----      ----
Net asset value, beginning of year ..........    $ 17.79   $ 14.85   $ 12.81   $ 11.54   $ 12.92

Income from investment operations:
   Net investment income ....................      (0.09)    (0.04)     0.01      0.03      0.05
   Net gains or losses on securities
     (both realized and unrealized) .........      (2.35)     3.60      2.05      1.31     (1.04)
                                                 -------    ------    ------    ------    ------
Total from investment operations ............      (2.44)     3.56      2.06      1.34     (0.99)
                                                 -------    ------    ------    ------    ------

Dividends and Distributions:
   Dividends (from net investment income) ...        --        --      (0.02)    (0.07)    (0.01)
   Distributions (from capital gains) .......      (1.51)    (0.61)      --        --      (0.38)
   Dividends (in excess of net investment
     income) ................................        --      (0.01)      --        --         --
                                                 -------    ------    ------    ------    ------
Total Dividends and Distributions ...........      (1.51)    (0.62     (0.02)    (0.07)    (0.39)
                                                 -------    ------    ------    ------    ------
Net asset value, end of period ..............    $ 13.84   $ 17.79   $ 14.85    $12.81    $11.54
                                                 =======   =======   =======    ======    ======
   Total return(1) ..........................     (14.94)%   24.65%    16.10%    11.69%    (7.81)%

Ratios/Supplemental Data:
   Net assets, end of year
     (000's omitted) ........................    $29,842   $38,668   $35,102   $29,408   $39,401
   Ratio of expenses to average
     net assets1 ............................       1.41%     1.12%     1.10%     1.10%     1.10%
   Ratio of net income to average
     net  assets ............................      (0.52)    (0.23)%    0.08%     0.25%     0.40%
   Portfolio turnover rate ..................        158%(2)    63%(2)    51%(2)    16%      140%

------------
(1)Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:

   Ratio of expenses to average net assets .....     n/a      1.33%     1.32%     1.27%     1.21%
   Total Return.................................     n/a     24.44%    15.88%    11.52%    (7.94)%

   The expense payment agreement terminated on July 1, 1997.

   Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1995 reflect fees paid with brokerage commission and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.39%.

(2)Portfolio turnover rate for period represents that of the Portfolio.

ADDITIONAL INVESTMENT INFORMATION
================================================================================

      Historically, the common stocks of small companies have provided investors with higher long-term returns than the common stocks of large companies as represented by the Standard & Poor's 500 Index or the Dow Jones Industrial Average. This superior long-term performance has been achieved in an irregular fashion as the common stocks of small companies have experienced relatively long periods of outperformance followed by periods of underperformance. Over the past 40 years, the major periods of outperformance were from 1958 to 1968, from 1973 to 1983 and from late 1990 to mid-1994. Since mid-1994, the common stocks of small companies have lagged the performance of common stocks of large companies.

                           RELATIVE PERFORMANCE CYCLE

                              Jan. 1,    Jan. 1,    Jan. 1,    July 1,    Aug. 1,     Nov. 1,    July 1,
                               1951       1958       1969       1973       1983        1990        1994
                                to         to         to         to         to          to          to
                             Dec. 31,   Dec. 31,   June 30,    July 31,   Oct, 31    June 30,    Dec. 31,
                               1957       1968       1973       1983       1990        1994        1998
                             -------    -------    -------    --------    -------    --------     -------

S&P 500 Index .............    +178%     +272%       +16%      +152%       +146%       +63%        +204%

Small Company Stock Index..     +79%     +985%      (46)%    +1,101%         +9%      +115%         +87%
(Ibbotson Associates)

Russell 2000 Index* .......     n/a      n/a         n/a       n/a          +15%      +102%         +87%
(Index started Dec. 1978)

S&P 600 Index .............     n/a      n/a         n/a       n/a          N.A.      +100%        +105%
(Index started Jan. 1984)

------------
Note: Periods shown except for beginning and end points are based on peaks and troughs of relative performance.

   * Index comprised of those U.S. stocks ranked from the 1,001st largest to the 3,000th largest based on market capitalization.

              ANNUALIZED TOTAL RETURN JAN. 1, 1951 - DEC. 31, 1998
                                 (Compound Rate)

       S&P 500 Index....................................  +13.1% per year
       Small Company Stock Index (Ibbotson Associates)..  +14.2% per year

      Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different operating expenses which may generate different aggregate performance results. The Corporation may withdraw the Fund's investment in the Portfolio at any time as a result of changes in the Portfolio's investment objective, policies or restrictions or if the Board of Directors determines that it is otherwise in the best interests of the Fund to do so.

      Year 2000 issue. Information technology experts are concerned about computer systems' ability to process data-related information on and after January 1, 2000. This situation, commonly known as the "Year 2000" issue, could have an adverse impact on the Fund. The cost of addressing the Year 2000 issue, if substantial, could adversely affect companies and governments that issue securities held by the Fund. The Investment Adviser is addressing the Year 2000 issue for its systems. The Fund has been informed by its other service providers that they are taking similar measures. Although the Fund does not expect the Year 2000 issue to adversely affect it, the Fund cannot guarantee that the efforts of the Fund, which are limited to requesting and receiving reports from its service providers, or the efforts of its service providers to correct the problem will be successful.

The 59 Wall Street
Small Company Fund
SEC file number: 811-06139

More information on the Fund is available free upon request, including the following:

o  Annual/Semi-Annual Report

Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

o  Statement of Additional Information (SAI)

Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange
Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

o  By telephone

   Call 1-800-625-5759

o  By mail write to the Fund's Shareholder Servicing Agent:

   Brown Brothers Harriman & Co.
   59 Wall Street
   New York, New York 10005

o  By E-mail send your request to:

   59wall@bbh.com

o  On the Internet:

   Text-only versions of Fund documents can be viewed online or downloaded from:

   Brown Brothers Harriman & Co.
   http://www.bbhco.com

   SEC
   http://www.sec.gov

You can also review or obtain copies by visiting the SEC's
Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public
Reference Section, Washington, DC 20549-6009.
Information on the operations of the Public Reference
Room may be obtained by calling 1-800-SEC-0330.